SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:

[ ] Preliminary proxy statement

[ ] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2).

[X] Definitive proxy statement.

[ ] Definitive additional materials.

[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.

M.S.B. FUND, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

      Payment of filing fee (check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:

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(4) Date Filed:

[M.S.B. FUND, INC. LOGO]

200 Park Avenue, 45th Floor

New York, New York 10166

NOTICE OF ANNUAL MEETING
OF STOCKHOLDERS TO BE HELD
April 20, 2000

To the Stockholders of M.S.B. FUND, INC.:

      The Annual Meeting of Stockholders of M.S.B. FUND, INC. (the “Fund”) will be held in the Board Room of the Community Bankers Association of New York State, 45th Floor, 200 Park Avenue, New York, New York, on Thursday, April 20, 2000, at 1:00 P.M. for the following purposes:

•	to approve amendments to the certificate of incorporation and by-laws of the Fund (Proposal 1);

•	to elect two directors (Proposal 2);

•	to consider and vote upon a proposal to ratify the selection of the firm of Arthur Andersen LLP as independent auditors of the Fund for the fiscal year ending December 31, 2000 (Proposal 3); and

•	to transact such other business as may properly come before the meeting or any adjournment thereof.

      Stockholders of record at the close of business on February 22, 2000, will be entitled to vote at the meeting and any adjournment thereof.

      Stockholders are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for this purpose. If you attend the meeting and wish to vote in person, your proxy will not be used.

By Order of the Board of Directors

/s/ Edward E. Sammons, Jr.
Edward E. Sammons, Jr.
Secretary

March 15, 2000

M.S.B. FUND, INC.

200 Park Avenue, 45th Floor

New York, New York 10166

PROXY STATEMENT

for

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD APRIL 20, 2000

       This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of M.S.B. Fund, Inc. (the “Fund”) to be voted at the Annual Meeting of Stockholders of the Fund to be held in the Board Room of the Community Bankers Association of New York State, 45th Floor, 200 Park Avenue, New York, New York, on Thursday, April 20, 2000, at 1:00 P.M. and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This Proxy Statement and the accompanying notice of meeting and proxy card are being mailed to stockholders for the first time on or about March 15, 2000.

      You can ensure that your shares are properly voted at the Annual Meeting by completing, signing, dating and returning the enclosed proxy card in the envelope provided. You may revoke your proxy at any time prior to the time your shares actually are voted by (i) filing a written notice of revocation with the Secretary of the Fund, (ii) presenting another proxy with a later date or (iii) notifying the inspectors of election at the Annual Meeting of the revocation. Unless so revoked, the shares represented by a properly executed proxy will be voted at the meeting and at any adjournment thereof in accordance with the instructions indicated on that proxy. If no such instructions are specified, the proxy will be voted for the election of each nominee named in Proposal 2 and for Proposals 1 and 3 described in this Proxy Statement. If any nominee for the office of director becomes unable to act as a director, the persons named in the proxy will vote for the election of such other person as the Board of Directors of the Fund shall recommend.

      Stockholders of record at the close of business on February 22, 2000, will be entitled to vote at the meeting and any adjournment thereof. The Fund had outstanding 3,116,319 voting shares on such date. Each share held by a stockholder is entitled to one vote. If a stockholder abstains from voting as to any matter (or withholds authority to vote for any or all directors), then the shares held by such stockholder shall be deemed present at the Annual Meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. Broker non-votes (i.e. proxies sent in by brokers and other nominees that cannot be voted on a proposal because instructions have not been received from the beneficial owners) will be treated in the same manner as abstentions.

      A plurality of the votes cast at the Annual Meeting is required to elect a director. Approval of Proposals 1 and 3 will require the affirmative vote of a majority of the votes cast at the Annual Meeting.

      The Board of Directors of the Fund knows of no business other than that mentioned in the Notice of the Meeting which will be presented for consideration at the Annual Meeting. If any other matter is properly presented, it is the intention of the persons named on the enclosed proxy card to vote in accordance with their best judgment to the extent stockholders have granted this authority by marking the appropriate box on the proxy card.

      A majority of the shares of the Fund outstanding on the record date, present in person or represented by proxy, constitutes a quorum for the transaction of business at the Annual Meeting. No business can be conducted at the Annual Meeting unless a quorum is present. In the event that a quorum is not present, or if sufficient votes in favor of any proposal are not received by the time of the Annual Meeting, the meeting may be adjourned to permit the gathering of additional proxies. Any such adjournment of the Annual Meeting will require the affirmative vote of a majority of the shares present in person or represented by proxy at the session of the Annual Meeting to be adjourned. Adjournment of the meeting will not require any further notice to stockholders other than announcement at the meeting of the time and place at which the meeting will be resumed. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of all proposals, including all nominees in Proposal 2. They will vote against any such adjournment those proxies which have withheld authority to vote for any nominees in Proposal 2 and those proxies which are required to be voted against or to abstain from voting on any other proposal.

      The solicitation of proxies will be primarily by mail. Supplementary solicitation may be made by mail, telephone, facsimile transmission or oral communication by officers of the Fund or employees of Shay Financial Services, Inc., the Fund’s distributor. It is expected that the cost of such supplementary solicitation, if any, will be nominal. The Fund will bear the cost of this solicitation.

      Whether or not you plan to attend the Annual Meeting, the Board of Directors requests that you complete, date and sign your proxy card and return it promptly in the envelope provided for this purpose to ensure that your shares will be represented at the meeting. If you attend the Annual Meeting and wish to vote in person, your proxy will not be used.

MATTERS TO COME BEFORE THE ANNUAL MEETING

PROPOSAL 1 — APPROVAL OF AMENDMENTS TO THE FUND’S

CERTIFICATE OF INCORPORATION AND BY-LAWS

      Subject to approval by the stockholders, the Board of Directors on February 14, 2000, approved certain amendments to the certificate of incorporation and by-laws of the Fund. The primary purpose of the amendments is to permit the size of the Board of Directors to be reduced. In addition, the Fund is proposing certain additional non-material changes to the certificate of incorporation.

      Exhibit A to this Proxy Statement sets forth the text of the Fund’s certificate of incorporation and identifies each proposed amendment to the certificate of incorporation. Deleted language is indicated by the use of the strikethrough. New language is underscored. Exhibit B sets forth the related section of the by-laws of the Fund (Section 4 of Article III) as it is proposed to be amended to permit the reduction in the size of the Board of Directors. Exhibit C sets forth resolutions that will be proposed for adoption by the stockholders of the Fund at the Annual Meeting in order to implement the proposed amendments. The proposed amendments are discussed below.

     (a)  Reduction in the Minimum Size of the Board of Directors

      The Board of Directors of the Fund currently consists of ten directors. Two of the Fund’s directors, Norman W. Sinclair and Ian D. Smith, whose terms expire at the 2000 Annual Meeting, are not eligible for re-election. The Board of Directors has determined not to nominate candidates to fill the vacancies created by the expiration of Messrs. Sinclair’s and Smith’s terms of office. The Board has determined that the size of the Board of Directors should be reduced from ten to eight to eliminate those vacancies.

      Paragraph 1 of Article SEVENTH of the Fund’s certificate of incorporation and Section 4 of Article III of the Fund’s by-laws currently state that the number of directors of the Fund may not be less than nine or more than 24. The Board is divided into three classes, and the certificate of incorporation and by-laws state that no class may include fewer than three directors. The proposed amendments to these sections of the certificate of incorporation and by-laws would permit the size of the Board of Directors to be reduced by action of the Board of Directors to as few as five. The proposed amendments would also eliminate the minimum size requirement for each class of directors. The Board has adopted a resolution that, upon the effectiveness of the proposed amendments to the certificate of incorporation and by-laws, will reduce the size of the Board from ten to eight directors.

      The proposed amendments to the certificate of incorporation and by-laws are set forth on Exhibits A and B, respectively.

      The boards of directors of most mutual funds are smaller than the Board of Directors of the Fund. The proposed amendments permitting the reduction in the size of the Board of Directors will provide greater flexibility in responding to the resignation or retirement of directors. The proposed amendments also will permit the Fund to conform more closely to the prevailing industry practice as to the size of its Board of Directors. Accordingly, the Board of Directors of the Fund believes that the amendments are in the best interests of the Fund.

      If Proposal 1 is not approved at the Annual Meeting, the certificate of incorporation would require a minimum of nine directors on the Board. Accordingly, if Proposal 1 is not approved, the Fund may be required to call a special meeting of the stockholders for the purpose of electing one or more additional directors. This would result in additional expense to the Fund.

     (b)  Other Changes

      The Board of Directors has also approved, subject to the approval of the stockholders, other non-material amendments to the Fund’s certificate of incorporation to:

      1.  correct a misspelling of the word “reacquired” in Section 4(f) of Article SEVENTH.

      2.  eliminate inconsistencies in the capitalization of certain terms by (i) conforming all references to the Fund’s by-laws (capitalized variously as “By-Laws,” “By-laws” or “by-laws”) to read “by-laws” and (ii) conforming all references to the Fund’s board of directors (capitalized variously as “Board of Directors” or “board of directors”) to read “board of directors”.

      3.  change the address of the Fund’s registered agent set forth in Articles FIFTH and SIXTH to the agent’s current address.

The Board of Directors recommends that you vote “FOR” approval of the proposed amendments to the Fund’s certificate of incorporation and by-laws.

PROPOSAL 2 — ELECTION OF DIRECTORS

      As described above in connection with Proposal 1, the Board of Directors has approved the reduction in the size of the Board of Directors from ten to eight directors, subject to the approval of the amendments to the certificate of incorporation and by-laws described above and the effectiveness of a certificate of amendment effectuating the foregoing proposed amendments to the certificate of incorporation.

      At the Annual Meeting, two directors will be elected to serve for complete terms of three years each expiring in 2003. Six directors (Messrs. Delaney, Doherty, Ficalora, Freer, Gagliardi and McKenna) will continue to serve in accordance with the terms for which they were previously elected. All directors shall serve until their respective successors shall have been elected and qualified.

      Directors of each class serve for terms of three years with the terms of the respective classes expiring at successive annual meetings of the Fund. As a result of this arrangement, only the directors in a single class may be changed in any one year, and it would require two years to change a majority of the Board of Directors.

      The Fund’s by-laws provide that a director may not continue in office after the first annual stockholders’ meeting following the director’s seventy-fifth birthday, except that this restriction may be waived by the Board of Directors to permit a director to serve the remainder of his term.

      The terms of office of the directors are set forth in the following table.

Terms Ending in 2000	Terms Ending in 2001	Terms Ending in 2002
David F. Holland Norman W. Sinclair* Ian D. Smith	Malcolm J. Delaney David Freer, Jr William A. McKenna, Jr	Timothy A. Dempsey Harry P. Doherty Joseph R. Ficalora* Michael J. Gagliardi*

      Messrs. Smith and Sinclair, whose terms expire at the 2000 Annual Meeting, are not eligible for re-election, and the Board of Directors has determined not to nominate candidates to fill the vacancies created by the expiration of Messrs. Sinclair’s and Smith’s terms of office. The Board has determined that the size of the Board of Directors should be reduced from ten to eight directors to eliminate those vacancies.

      The New York Business Corporation Law requires that the number of directors in each class must be as nearly equal as possible. Because of the expiration of the terms of Messrs. Sinclair and Smith and the determination of the Board of Directors to reduce the size of the Board of Directors rather than fill the vacancies created by the retirement of Messrs. Sinclair and Smith, the composition of the three classes of directors would not comply with the requirements of the Business Corporation Law. In order to satisfy these requirements, Mr. Timothy A. Dempsey, whose term would otherwise have expired in 2002, has resigned his term of office as director effective as of the Annual Meeting; and the Board of Directors has nominated Mr. Dempsey for election to a new term as director expiring in 2003. Mr. Holland also has been nominated for an additional term as a director.

_______________

*	These directors are regarded as “interested persons” under the Investment Company Act of 1940 because they are officers of the Fund.

      The reduction in the size of the Board of Directors from ten to eight is contingent upon the approval by the stockholders of Proposal 1, set forth above. If Proposal 1 is not approved, the existing provision of the certificate of incorporation requiring a minimum of nine directors on the Board will remain in effect. If both nominees for election as directors are elected at the Annual Meeting, there will be a total of eight directors on the Board. The Board, therefore, would not be in compliance with the requirement in the certificate of incorporation regarding the minimum size of the Board. Accordingly, if Proposal 1 is not approved, the Fund may be required to call a special meeting of the stockholders for the purpose of electing one or more additional directors.

      Proxies will be voted for the election of each of the nominees unless instructions are given on the proxy card to withhold authority to vote for one or more of the nominees. All of the nominees have agreed to serve as directors of the Fund.

The Board of Directors recommends that you vote “FOR”

each of the nominees for election as director listed below.

      The name, age (as of the date of the Annual Meeting), principal occupations for the past five years and other business experience of each director and nominee for election as a director are set forth below.

Nominees for Election as Directors for Terms Expiring 2003

TIMOTHY A. DEMPSEY, age 67

          Chairman and Chief Executive Officer
          Warwick Community Bancorp, Inc.

Mr. Dempsey first became a director in 1997. Mr. Dempsey serves as Chairman of the Board and Chief Executive Officer of Warwick Community Bancorp, Inc. Mr. Dempsey also serves as Chairman of the Board of its principal subsidiary, The Warwick Savings Bank, since 1985. Since January 1999, Mr. Dempsey has served as Chairman of the Board of the Towne Center Bank in Lodi, New Jersey. Mr. Dempsey also serves as a director of Institutional Investors Capital Appreciation Fund, Inc., an investment company registered under the Investment Company Act of 1940 for which Shay Assets Management, Inc. acts as investment adviser.

DAVID F. HOLLAND, age 58

          Chairman and Chief Executive Officer
          Boston Federal Savings Bank

Mr. Holland first became a director in 1997. Mr. Holland has been Chief Executive Officer of Boston Federal Savings Bank since 1986 and Chairman of the Board of Boston Federal Savings Bank since 1989, and has been Chairman and Chief Executive Officer of its holding company, BostonFed Bancorp Inc. since its inception in 1995. Mr. Holland also serves as a director of Asset Management Fund, an investment company registered under the Investment Company Act of 1940 for which Shay Assets Management, Inc. acts as investment adviser, and formerly served as Chairman of America’s Community Banking Partners, Inc., and as a director of ACB Investment Services, Inc., which, until December 7, 1997, owned through a subsidiary a 50% interest in Shay Assets Management Co. and Shay Financial Services Co. which served as the Fund’s investment adviser and distributor from May 1995 to December 7, 1997. Mr. Holland also is a director of the Federal Home Loan Bank of Boston and NYCE Corporation. He was a member of the Thrift Industry Advisory Council from 1995 to 1997 and served as its President in 1997.

      It is not contemplated that any nominee will be unable to serve. If prior to the Annual Meeting a nominee should become unable to serve, the shares will be voted by the proxyholders for such other person that the Board of Directors recommends.

Continuing Directors

MALCOLM J. DELANEY, age 73	Term Expires 2001
          Formerly President and Chief Executive Officer
          Eastchester Savings Bank

Mr. Delaney first became a director in 1988. In 1992 Mr. Delaney retired from Eastchester Savings, a division of Southold Savings Bank. From 1986 through 1992, Mr. Delaney served as President and Chief Executive Officer of Eastchester Savings Bank, which was acquired by Southold Savings Bank, and he had served as a trustee of the bank since 1981. Mr. Delaney served as a director of North Fork Bancorporation, Inc. until August 1, 1996.

†HARRY P. DOHERTY, age 57	Term Expires 2002
          Chairman and Chief Executive Officer
          Staten Island Savings Bank

Mr. Doherty first became a director in 1996. Mr. Doherty serves as Chairman and Chief Executive Officer and as a director of Staten Island Bancorp, Inc. and has been Chairman and Chief Executive Officer of its principal subsidiary, Staten Island Savings Bank, since 1990. Mr. Doherty also serves as a director and as President of Institutional Investors Capital Appreciation Fund, Inc., which is an investment company registered under the Investment Company Act of 1940 for which Shay Assets Management, Inc. acts as investment adviser. Mr. Doherty also serves as a director of America’s Community Bankers, which until December 7, 1997, owned through subsidiaries a 50% interest in Shay Assets Management Co. and Shay Financial Services Co. which served as the Fund’s investment adviser and distributor from May 1995 to December 7, 1997. Mr. Doherty also is a director of the Community Bankers Association of New York State.

*JOSEPH R. FICALORA, age 53	Term Expires 2002
          Chairman, President and Chief Executive Officer
          Queens County Bancorp, Inc.

Mr. Ficalora first became a director in 1996 and has served as President of the Fund since 1997. Mr. Ficalora has been Chairman, President and Chief Executive Officer of Queens County Bancorp, Inc. since its inception in July 1993, and has been President of Queens County Savings Bank, its principal subsidiary, since 1989. Mr. Ficalora also previously served as Chairman of the Board of the New York Savings Bank Life Insurance Fund, President of the Queens Library Foundation Board, Executive Vice President of Finance and Board member of Queensborough Boy Scouts and Vice President and a member of the Board of the Queens Chamber of Commerce. He also serves on the Board of the following organizations: Queensborough Community College, Queens Museum, Flushing Cemetery and the Community Bankers Association of New York State.

DAVID FREER, JR., age 60	Term Expires 2001
          Formerly President and Treasurer
          Budget Payment Corporation

Mr. Freer first became a director in 1983. He served as President of the Fund from 1990 to 1997 and as Vice President of the Fund from 1985 to 1990. Since January 1, 1990, Mr. Freer has served as President, Treasurer and a director of Budget Payment Corporation, which engaged in the business of financing insurance premiums until 1999.

*MICHAEL J. GAGLIARDI, age 59	Term Expires 2002
          Executive Vice President
          Richmond County Savings Bank

Mr. Gagliardi first became a director in 1991 and has served as First Vice President of the Fund since 1997. Mr. Gagliardi is Executive Vice President of Richmond County Savings Bank. From 1993 through March 1999 he served as President, Chief Executive Officer and a director of Ironbound Bank located in Newark, NJ, and its holding company, Ironbound Bankcorp, NJ, which were acquired by Richmond County Financial Corp. From January 1992 through February 1993 he served as Chairman, President and Chief Executive Officer of Green Point Savings Bank. From 1989 through 1992, Mr. Gagliardi served as President and Chief Executive Officer, and from 1987 through 1989 he served as Executive Vice President and Chief Financial Officer of Green Point Savings Bank. He also serves as a director of the National Center for the Study of Wilson’s Disease.

_______________

†	America’s Community Bankers, of which Mr. Doherty is a director, receives certain royalty and other payments from affiliates of the Fund’s Investment Adviser. See “Certain Other Affiliations and Business

Relationships.”

*	This director is an “interested person” of the Fund as defined in the Investment Company Act of 1940 because he is an officer of the Fund.

WILLIAM A. MCKENNA, JR., age 63	Term Expires 2001
          Chairman, President and Chief Executive Officer
          Ridgewood Savings Bank

Mr. McKenna first became a director in 1988. Since January 1992, Mr. McKenna has served as Chairman, President and Chief Executive Officer of Ridgewood Savings Bank. From January 1985 to January 1992, Mr. McKenna served as President and Chief Operating Officer of Ridgewood Savings Bank. Mr. McKenna also serves as a director of Institutional Investors Capital Appreciation Fund, Inc., an investment company registered under the Investment Company Act of 1940 for which Shay Assets Management, Inc. acts as investment adviser. From September 1993 through February 1995, Mr. McKenna also served as a director of Nationar, which previously acted as the Fund’s investment adviser. Since May 1998, Mr. McKenna has served as a trustee of RSI Trust, an investment company registered under the Investment Company Act of 1940. In addition, Mr. McKenna serves on the board of a number of educational and civic organizations, including St. Joseph’s College in Brooklyn, New York, St. Vincent’s Services and Boys Hope/ Girls Hope.

Board Meetings And Committees

      The Fund has an Executive Committee, composed of Messrs. Joseph R. Ficalora* (Chairman), David Freer, Jr., Michael J. Gagliardi* and Ian D. Smith. Subject to limitations provided by law or the Fund’s by-laws, the Executive Committee is authorized to exercise the power and authority of the Board of Directors as may be necessary during the intervals between meetings of the Board of Directors. The Executive Committee did not meet during 1999.

      The Fund has a standing Nominating Committee, composed of Messrs. William A. McKenna, Jr. (Chairman), Malcolm J. Delaney and Norman W. Sinclair*, whose function is to recommend nominees for election as directors and officers of the Fund. The Committee holds informal discussions as necessary concerning its activities and met once during 1999. The Nominating Committee will consider nominees proposed by stockholders. Stockholders who desire to propose a nominee should write to the Secretary of the Fund and furnish adequate biographical data, including information concerning the qualifications of the proposed nominee, prior to the date specified in this Proxy Statement under the caption “Stockholder Proposals for the 2001 Annual Meeting”.

      The Fund has a standing Audit Committee composed of Messrs. Timothy A. Dempsey (Chairman), David F. Holland and Harry P. Doherty†. The Audit Committee makes recommendations to the full Board of Directors with respect to engagement of independent auditors. The Audit Committee also reviews with the Fund’s independent auditors the scope and results of the annual audit and matters having a material effect upon the Fund’s financial statements. The Audit Committee met twice during 1999.

      The Fund does not have a compensation committee.

      During 1999, the Board of Directors met four times. Each of the directors attended at least 75% of the aggregate number of meetings of the Board and meetings of the Board committees on which they served.

_______________

*	This director is an “interested person” of the Fund as defined in the Investment Company Act of 1940 because he is an officer of the Fund.

†	America’s Community Bankers, of which Mr. Doherty is a director, receives certain royalty and other payments from affiliates of the Fund’s Investment Adviser. See “Certain Other Affiliations and Business Relationships.”

EXECUTIVE OFFICERS OF THE FUND

      The executive officers of the Fund are appointed to serve for terms of one year and until their respective successors are chosen and qualified. The executive officers of the Fund are:

			Officer
Name	Office	Age	Since

Joseph R. Ficalora	President	53	1996

Michael J. Gagliardi	First Vice President	59	1997

Norman W. Sinclair	Second Vice President	75	1997

Rodger D. Shay	Vice President and Assistant Secretary	63	1995

Edward E. Sammons, Jr.	Vice President and Secretary	60	1995

John J. McCabe	Vice President	56	1995

Mark F. Trautman	Vice President	34	1995

Steven D. Pierce	Treasurer	34	1999

Alaina V. Metz	Assistant Secretary	32	1999

      The principal occupations during the last five years and other business experience for each executive officer of the Fund (other than persons who also serve as directors) are set forth below.

RODGER D. SHAY

          Chairman and Director
          Shay Assets Management, Inc.

Mr. Shay has been Chairman and the sole director of the Fund’s investment adviser, Shay Assets Management, Inc., since November 1997 and previously served as its President and as a director from 1990 to 1997. Mr. Shay also has served as Chairman and the sole director of the Fund’s distributor, Shay Financial Services, Inc., since November 1997 and previously served as its President and as a director from 1990 to 1997. Mr. Shay held similar positions with Shay Assets Management Co. and Shay Financial Services Co., which served as the Fund’s investment adviser and distributor, respectively, from 1995 through December 1997. He serves or has previously served in the following capacities: Chairman and a Director, Asset Management Fund, a registered investment company; Vice President and Assistant Secretary of Institutional Investors Capital Appreciation Fund, Inc., a registered investment company; Director, First Home Savings Bank, S.L.A. since 1990. He previously was employed by certain subsidiaries of Merrill Lynch & Co. from 1955 to 1981, where he served in various executive positions including Chairman of the Board of Merrill Lynch Government Securities, Inc., Chairman of the Board of Merrill Lynch Money Market Securities, Inc. and Managing Director of the Debt Trading Division of Merrill Lynch, Pierce, Fenner & Smith Inc.

EDWARD E. SAMMONS, JR.

          President
          Shay Assets Management, Inc.

Mr. Sammons has been President of the Fund’s investment adviser, Shay Assets Management, Inc., since November 1997 and previously served as its Executive Vice President from 1990 to 1997. Mr. Sammons also has served as Executive Vice President of the Fund’s distributor, Shay Financial Services, Inc., since 1990. He also held the position of Executive Vice President with Shay Assets Management Co. and Shay Financial Services Co. from 1990 through December 1997. These companies served as the Fund’s investment adviser and distributor, respectively, from 1995 through December 1997. Mr. Sammons has served as Executive Vice President of Shay Investment Services, Inc., since September 1990. He serves or has previously served in the following capacities: President and Treasurer of Asset Management Fund, a registered investment company; Vice President and Secretary of Institutional Investors Capital Appreciation Fund, Inc.; Vice President, from 1987 to 1990, Advance America Funds, Inc.; and Senior Vice President and Manager of Fixed Income Securities, Republic National Bank in Dallas from 1962 to 1983.

JOHN J. MCCABE

          Senior Vice President
          Shay Assets Management, Inc.

Mr. McCabe has been a Senior Vice President of Shay Assets Management, Inc., since June 1995 and held the comparable position with Shay Assets Management Co. through December 1997. From August 1991 through May 1995, he was Senior Vice President and Chief Investment Officer of Nationar. He also serves as a Vice President of Institutional Investors Capital Appreciation Fund, Inc. He previously served as Managing Director and Portfolio Manager at Sterling Manhattan Corporation, an investment banking firm, for approximately three years and in various positions at Bankers Trust Company, including Director of Investment Research and Managing Director of the Investment Management Group. Mr. McCabe is a director and the President of the New York Society of Security Analysts, a past director of the Financial Analysts Federation and a member and founding Governor of The Association for Investment Management and Research.

MARK F. TRAUTMAN

          Vice President
          Shay Assets Management, Inc.

Mr. Trautman has been a Vice President of Shay Assets Management, Inc., since June 1995 and held the comparable position with Shay Assets Management Co. through December 1997. He has been Portfolio Manager of the Fund since March 1993. From March 1993 through May 1995, he served as Director of Mutual Funds Investment of Nationar. He also serves as a Vice President and Portfolio Manager for Institutional Investors Capital Appreciation Fund, Inc. From January 1992 through March 1993 he served as Senior Equity Analyst for the two funds. From December 1988 through December 1991, Mr. Trautman was a Senior Associate with Sterling Manhattan Corporation. From June 1987 through November 1988, Mr. Trautman held the position of Treasury Analyst at Thomson McKinnon Securities, Inc., a securities brokerage firm. He is also a member of The New York Society of Security Analysts and The Association for Investment Management and Research.

STEVEN D. PIERCE

          Director of Financial Services
          BISYS Fund Services, Inc.

Mr. Pierce has been Director of Financial Services of BISYS Fund Services, Inc. since 1998. Mr. Pierce also serves as Treasurer of Institutional Investors Capital Appreciation Fund, Inc. and as an officer to other mutual funds registered under the Investment Company Act of 1940 who are clients of BISYS. From 1996 to 1998, Mr. Pierce was the Manager of Financial Operations at CNA Insurance. From 1994 to 1996, he was a Trust Officer at First Chicago NBC Corporation. From 1989 to 1994, he was a Senior Financial Accountant at Kemper Financial Services.

ALAINA V. METZ

          Chief Administrative Officer
          BISYS Fund Services, Inc.

Ms. Metz has been the Chief Administrative Officer of the Blue Sky Compliance Department at BISYS Fund Services, Inc. since 1995. From 1989 to 1995, Ms. Metz served as Supervisor for Alliance Capital Management, L.P.

CERTAIN OTHER AFFILIATIONS AND BUSINESS RELATIONSHIPS

      Certain officers and directors of the Fund are also officers, employees, directors or stockholders of Shay Assets Management, Inc. (“SAMI”) and Shay Financial Services, Inc. (“SFSI”). Messrs. Rodger D. Shay, Edward E. Sammons, Jr., John J. McCabe and Mark F. Trautman, who are officers of the Fund, are officers and employees of SAMI. Mr. Shay is the sole director of SAMI, SFSI and Shay Investment Services, Inc. (“SISI”), which is the sole stockholder of SAMI and SFSI. Mr. Shay also is the majority stockholder of SISI.

      Harry P. Doherty, who is a director of the Fund, also is a director of America’s Community Bankers (the “Association”), which, prior to December 1997, owned a 50% interest in the Fund’s investment adviser. The Association and its affiliates receive certain royalty and other payments from SISI and its affiliates.

      The Fund paid its investment adviser $504,642 for its services as investment adviser during 1999.

COMPENSATION OF OFFICERS AND DIRECTORS

      The directors of the Fund receive compensation for their services as directors of the Fund consisting of a $3,000 annual retainer per director, payable in four quarterly installments, and a per-meeting fee of $500 for each meeting of the Board of Directors attended in person. The Board of Directors holds its regular meetings quarterly. Directors also are reimbursed their reasonable expenses incurred in attending meetings or otherwise incurred in connection with their attention to the affairs of the Fund. In recognition of the additional responsibilities and duties performed by the President of the Fund, the President receives an additional annual retainer of $2,000, payable in four quarterly installments, which is in addition to compensation the President receives as a director. The other officers of the Fund do not receive any compensation from the Fund other than the compensation they may receive as directors of the Fund. Directors serving on a committee of the Board of Directors receive additional compensation of $250 for each committee meeting attended in person if the meeting is held on a date on which a meeting of the Board of Directors is not held. No fee is payable for telephonic meetings of the Board of Directors or any committee.

      The total compensation received by directors and officers of the Fund for service during 1999 was $45,500. The total amount of expenses incurred during 1999 for which the directors were reimbursed was $5,236.22.

      The following table sets forth the aggregate compensation received by each director of the Fund from the Fund and any other investment company having the same investment adviser for services as a director or officer during 1999. Such compensation does not include reimbursements to the directors for their expenses incurred in connection with their activities as directors.

Compensation Table

	Aggregate	Total
	Compensation	Compensation
	from the	from the Fund
Name of Director	Fund	and Fund Complex

Malcolm J. Delaney	$5,000	$5,000

Timothy A. Dempsey	$5,000	$10,000	*

Harry P. Doherty	$5,000	$12,000	*

Joseph R. Ficalora	$6,500	$9,750

David Freer, Jr.	$5,000	$5,000

Michael J. Gagliardi	$4,500	$4,500

David F. Holland	$5,000	$17,000	**

William A. McKenna, Jr.	$4,500	$9,500	*

Norman W. Sinclair	$5,000	$5,000

Ian D. Smith	$5,000	$5,000

*	Includes compensation of $5,000, $3,250 and $5,000 received by Messrs. Dempsey, Ficalora and McKenna as directors and $7,000 received by Mr. Doherty as a director and officer of Institutional Investors Capital Appreciation Fund, Inc., a registered investment company with the same investment adviser as the Fund.

**	Includes compensation of $12,000 received by Mr. Holland as a director of Asset Management Fund, a registered investment company with the same investment adviser as the Fund.

SECURITY OWNERSHIP OF MANAGEMENT

      The following table provides information with respect to shares of the Fund beneficially owned by each director and each nominee for election as a director and by all directors, nominees and executive officers as a group as of December 31, 1999. No nominee or continuing director or officer, other than David Freer, Jr., beneficially owns more than 1% of the Fund’s outstanding shares. On December 31, 1999, all directors, nominees and officers of the Fund as a group beneficially owned 184,546 shares (approximately 5.92% of the shares outstanding on such date) of the Fund. No person or group is known to the Fund to be the beneficial owner of more than 5% of the Fund’s outstanding shares. The table below sets forth the shares owned by the directors of the Fund and the Fund’s directors and officers of the Fund as a group as of December 31, 1999.

			Percent
	Number of Shares of		Beneficially Owned
Name	Common Stock(1)		of Class

Directors and Nominees

Malcolm J. Delaney	4,045	(2)	*

Timothy A. Dempsey	1,449		*

Harry P. Doherty	5,201	(2)	*

Joseph R. Ficalora	2,974		*

David Freer, Jr.	34,631	(2)(3)	1.11%

Michael J. Gagliardi	26,546	(2)(4)	*

David F. Holland	1,429		*

William A. McKenna, Jr.	25,243	(2)	*

Norman W. Sinclair	4,603		*

Ian D. Smith	8,774	(5)	*

Executive Officers Who Are Not also Directors

Rodger D. Shay	23,071	(2)	*

Edward E. Sammons, Jr.	8,934	(2)	*

John J. McCabe	20,651		*

Mark F. Trautman	16,995	(2)(6)	*

Steven D. Pierce	0		*

Alaina Metz	0		*

All Directors, Executive Officers and Nominees as a Group (16 Persons)	184,546		5.92%

*	Less than 1%.

(1)	Except as otherwise indicated, the beneficial owner has sole voting and investment power.
(2)	Includes shares owned by, or jointly held with, spouses as follows: Mr. Delaney — 4,045 shares jointly owned with Mrs. Delaney; Mr. Doherty — 4,872 shares jointly owned with Mrs. Doherty; Mr. Freer — 7,724 shares jointly owned with Mrs. Freer and 4,331 shares owned by Mrs. Freer; Mr. Gagliardi — 2,817 shares jointly owned with Mrs. Gagliardi and 1,043 shares owned by Mrs. Gagliardi; Mr. McKenna — 25,243 shares jointly owned with Mrs. McKenna; Mr. Shay — 13 shares jointly owned with Mrs. Shay; Mr. Sammons — 800 shares owned jointly with Mrs. Sammons and 24 shares owned by Mrs. Sammons; and Mr. Trautman — 3,332 shares jointly owned with Mrs. Trautman and 2,296 shares owned by Mrs. Trautman.

(3)	Includes 1,149 shares owned by Double V Enterprises, Inc. which is 100% owned by Mr. Freer.
(4)	Includes 786 shares owned and voted by Mr. Gagliardi’s children (as to which Mr. Gagliardi disclaims beneficial ownership).
(5)	Includes 1,501 shares owned by Mr. Smith’s children and grandchildren.
(6)	Includes 324 shares held by Mr. Trautman as custodian under the Uniform Gifts to Minors Act.

PROPOSAL 3 — RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

      Subject to approval by the stockholders, the Board of Directors on January 20, 2000, selected the firm of Arthur Andersen LLP, 425 Walnut Street, Cincinnati, Ohio, to serve as the Fund’s independent auditors for the fiscal year ending December 31, 2000.

      In January 1999 KPMG LLP was terminated as the independent auditors of the Fund and Arthur Andersen LLP was selected as the Fund’s independent auditors. KPMG LLP served as the independent auditors of the Fund for the fiscal years 1989-1998. None of the reports of KPMG LLP on the financial statements of the Fund for the fiscal years ending December 31, 1997 and 1998 contained any adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles. Moreover, during such fiscal years, or the interim period between January 1, 1999, through January 21, 1999 (the date the Board of Directors selected Arthur Andersen LLP to replace KPMG LLP), there were no disagreements between the Fund and KPMG LLP with respect to any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG LLP, would have caused it to make reference to the subject matter of the disagreements in connection with its reports. The decision to change independent auditors from KPMG LLP to Arthur Andersen LLP was recommended to the Board of Directors by the Audit Committee, and was approved by the Fund’s Board of Directors and stockholders.

The Board of Directors recommends that the stockholders vote “FOR”

ratification of the appointment of Arthur Andersen LLP as
independent auditors.

      Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting of Stockholders. They will not make a statement, but they will be available to respond to appropriate questions.

ADDITIONAL INFORMATION

Address of Investment Adviser, Distributor and Administrator

      The principal offices of the Fund’s investment adviser, Shay Assets Management, Inc., and of its distributor, Shay Financial Services, Inc., are located at 230 West Monroe Street, Suite 2810, Chicago, Illinois 60606. Shay Assets Management, Inc. also maintains an office located at 200 Park Avenue, 45th Floor, New York, New York. The principal office of the Fund’s administrator, BISYS Fund Services Ohio, Inc., is located at 3435 Stelzer Road, Columbus, Ohio 43219.

Annual Report Delivery

      The Fund will furnish, without charge, a copy of its Annual Report for the fiscal year ended December 31, 1999, to any stockholder upon request. Contact the Fund c/o Shay Financial Services, Inc. at 230 West Monroe Street, Suite 2810, Chicago, Illinois 60606 or call 800-661-3938 to request a copy of the Annual Report.

Stockholder Proposals for the 2001 Annual Meeting

      Any stockholder proposal intended to be presented at the 2001 Annual Meeting of the Fund must be received by the Secretary of the Fund at the offices of its investment adviser, at 230 West Monroe Street, Suite 2810, Chicago, Illinois 60606 on or before November 15, 2000, in order for such proposal to be considered for inclusion in the Fund’s Proxy Statement and form of proxy relating to that meeting.

By Order of the Board of Directors

/s/ Edward E. Sammons, Jr.
Edward E. Sammons, Jr.
Secretary

EXHIBIT A

PROPOSED AMENDMENTS TO THE CERTIFICATE OF INCORPORATION

Text to be deleted is marked with a strikethrough (e.g., “ ~~deleted text~~”).

Text to be added is marked with an underscore (e.g., “new text”).

Text of the Certificate of Incorporation, as proposed to be amended:

      FIRST:  The name of the Corporation is M.S.B. FUND, INC.

      SECOND:  The purposes for which it is formed are:

A. To engage generally in the business of an open-end investment company, as defined in an act of Congress entitled “Investment Company Act of 1940” and to conduct all activities generally engaged in by such an investment company.

B. Except as limited by the ~~By~~ by -laws of the Corporation, to engage in the business of investing in, acquiring, owning, holding, selling, pledging, hypothecating, exchanging or otherwise disposing of or realizing upon, and generally dealing in and with securities, whether shares of stocks, bonds, debentures, notes, warrants, rights, scrip, rights to receive, purchase or subscribe for any interests, mortgages, evidences of indebtedness or obligations, secured or unsecured, or other securities of any description, whether in, of or made, created or issued by any corporation, company, association, partnership, trust, syndicate, individual, government, state, municipality or other political subdivision; to exercise any and all rights, powers and privileges with reference to such business and in respect to any and all funds, property and securities owned by the Corporation including, without limitation, the right to vote thereon, to consent and otherwise act with respect thereto, to pay assessments, subscriptions and other sums of money in connection therewith, to deposit securities, to exercise any option appertaining to securities and to do any and all acts and things the Corporation may deem expedient for the protection of its interest as owner or holder of such securities.

C. To issue and sell shares of stock of the Corporation in such amounts, on such terms and conditions, for such purposes and for such consideration, now or hereafter permitted by the laws of New York and by this Certificate, as its board of directors may determine and without the vote or consent of the holders of stock of the Corporation.

D. To acquire through purchase, exchange or otherwise, to hold, dispose of, transfer, reissue or cancel, its own shares in any manner and to the extent now or hereinafter permitted by the laws of New York and by this Certificate.

E. Except as otherwise provided in the ~~By-Laws~~  by-laws of the Corporation, to borrow from any person or corporation for proper corporate purposes, including the acquisition of funds for investment in securities, and to issue and deliver notes, drafts, warrants, bonds, debentures or other obligations of the Corporation to evidence such borrowings, containing such terms and conditions and bearing such interest rates and having such maturities as the board of directors from time to time may determine, and to secure the same and the interest thereon by mortgage of, conveyance of, deed of trust of, pledge of or through lien upon, property, franchises, rights and privileges of every kind or nature, or any part thereof, then owned or thereafter acquired by the corporation.

F. To do any and all such further acts and things and to exercise any and all such further powers as may be necessary, appropriate or desirable for, or in connection with, or incidental to, the accomplishment, carrying out or attainment of all or any of the foregoing purposes and objects.

      The foregoing clauses shall be construed as powers as well as objects and purposes and the matters expressed in each of the foregoing paragraphs, unless otherwise expressly provided, shall not be limited by inference from the terms of any other provision of this Certificate, but shall be regarded as independent objects, purposes and powers and the enumeration of the specific shall not be deemed to restrict the meaning of the general terms and powers, nor shall the expression of one thing be deemed to exclude another not expressed although of like nature.

      THIRD:  The office of the Corporation is to be located in the City of New York, County and State of New York.

      FOURTH:  The total number of shares of stock which the Corporation shall have authority to issue is 515,000,000 shares of a par value of one tenth of one cent ($0.001) each, to be divided into five (5) classes designated and classified as follows:

5,000,000	shares of Class A Stock
5,000,000	shares of Class B Stock
5,000,000	shares of Class C Stock
250,000,000	shares of Class D Stock
250,000,000	shares of Class E Stock

The relative rights, preferences and limitations of the various classes of stock of the Corporation shall be as follows:

1. The holder of each share of stock of the Corporation shall be entitled to one vote for each share of stock, irrespective of the class, then standing in his name on the books of the Corporation, and each share shall entitle the holder thereof to vote with and in the same manner as the holder of any other share on matters submitted to a vote of the stockholders of the Corporation without differentiating between holders of the various classes of stock; provided, however, that as to any matter or proposal which does not affect any interest of a particular class of stock, only holders of such classes as are affected shall be entitled to vote with respect to such matter or proposal; and provided, further, that the Board of Directors, in accordance with the ~~By-Laws~~ by-laws of the Corporation, may determine in the case of any matter or proposal submitted to the stockholders for approval, that approval of such matter or proposal shall be conditioned upon the approval of the holders of each class of stock entitled to vote thereon, voting as a class. The determination of the Board of Directors of the Corporation as to whether any matter or proposal submitted to a vote of the stockholders does or does not affect any interest of any class of stock shall be conclusive and binding on the stockholders of all classes for all purposes.

2. All payments received by the Corporation for the issue or sale of stock of a particular class together with all assets in which such funds are invested or reinvested and all income, earnings and profits thereon and proceeds therefrom and any funds derived from any reinvestment of such proceeds shall belong to the class of stock with respect to which such payments were received, and are herein referred to as “assets belonging to” such class. In the event there are assets not readily identifiable as belonging to a particular class, the value of such assets shall be allocated to the various classes then existing in proportion to the aggregate asset values of the outstanding shares of stock of the respective classes or in such other manner as may be determined by the Board of Directors in accordance with the ~~By-Laws~~ by-laws of the Corporation. The amount of each such asset allocated to a particular class shall then belong to such class, and each such allocation shall be conclusive and binding upon the stockholders of all classes for all purposes.

3. The assets belonging to each particular class shall be charged with the liabilities, expenses, costs and reserves of the Corporation attributable to that class. Any general liabilities, expenses, costs and reserves of the Corporation which are not readily identifiable as attributable to a particular class shall be allocated to the various classes then existing in proportion to the aggregate asset values of the outstanding shares of stock of the respective classes or in such other manner as may be determined by the Board of Directors in accordance with the ~~By-Laws~~ by-laws of the Corporation, and each such allocation shall be conclusive and binding upon the stockholders of all classes for all purposes.

4. The holders of the outstanding shares of each class of stock of the Corporation shall be entitled to receive such dividends and distributions as the Board of Directors may from time to time determine; provided that any dividends or distributions paid on or with respect to the shares of any class shall be payable only from and to the extent of the assets (net of liabilities) belonging to that class.

5. In the event of the liquidation or dissolution of the Corporation, or the liquidation of any class, holders of the shares of each class to be liquidated shall be entitled to receive the assets (less provision for liabilities) belonging to such class with such assets to be distributed among the stockholders of such class in proportion to the number of shares of such class held by them.

6. Each holder of shares of any class of stock shall be entitled at his option, exercisable in accordance with the provisions hereof and of the ~~By-Laws~~ by-laws of the Corporation, to require the Corporation to redeem or repurchase such stock at the asset value thereof; provided that any payments made by the Corporation to redeem or repurchase shares of any class shall be made only from the assets belonging to such class and otherwise legally available for such purpose. Payment shall be made in cash or in kind as determined by the Corporation.

7. The Corporation shall be entitled at its option, exercisable in accordance with the provisions hereof and of the ~~By-Laws~~ by-laws of the Corporation, to cause the shares of any class of any stockholder to be redeemed for an amount equal to the asset value of such shares, whenever the number of shares of such class owned by such stockholder or their aggregate asset value is less than any minimum fixed by the ~~By-Laws~~ by-laws or the Board of Directors in accordance with the ~~By-Laws~~ by-laws.

8. Each holder of shares of any class of stock shall be entitled at his option, exercisable in accordance with the provisions hereof and of the ~~By-Laws~~ by-laws of the Corporation, to convert such shares into shares of stock of any other class of the Corporation on the basis of their relative asset values less any applicable conversion charge or discount determined by the Board of Directors in accordance with the ~~By-Laws~~ by-laws of the Corporation.

      FIFTH:  The Secretary of State is designated as the agent of the Corporation upon whom process against it may be served. The post office address to which the Secretary of State shall mail a copy of any process in any action or proceeding against the corporation which may be served on him is c/o CT Corporation System, ~~1633 Broadway~~ 111 Eighth Avenue, New York, NY ~~10019~~ 10011.

      SIXTH:  The name and address of the registered agent of the Corporation is CT CORPORATION SYSTEM located at ~~1633 Broadway~~ 111 Eighth Avenue, New York, NY ~~10011~~ 10011. Said registered agent is to be the agent of the Corporation upon whom process against it may be served.

      SEVENTH:  In furtherance and not in limitation of powers conferred by statute and by this Certificate of Incorporation, the following provisions are inserted for the regulation of the business of the Corporation, its affairs, its rights and powers and the rights or powers of its stockholders, directors or officers.

1. The number of directors of the Corporation shall be as fixed from time to time by or in accordance with the by-laws ~~By-Laws~~, but in no event shall the number be less than ~~nine~~ five nor more than twenty-four. The directors shall be divided into three classes. All classes shall be as nearly equal in number as possible ~~and no class shall include less than three directors~~. The terms of office of the directors shall be as follows: that of the first class shall expire at the next annual meeting of stockholders, the second class at the second succeeding annual meeting and the third class at the third succeeding annual meeting. At each annual meeting after such initial classification directors to replace those whose terms expire at such annual meeting shall be elected to hold office until the third succeeding annual meeting. Directors must be stockholders of the Corporation.

2. Newly created directorships resulting from an increase in the number of directors and vacancies occurring in the Board of Directors for any reason may be filled by vote of a majority of the directors then in office. Any and all of the directors may be removed for cause by action of the Board of Directors.

3. No holder of shares shall have any preferential, preemptive or other right to subscribe for or to purchase any securities of the Corporation, whether now or hereafter authorized, issued or sold or offered for sale by the Corporation other than such rights, if any, as the board of directors may from time to time determine to offer to holders of shares at the time outstanding , and the board of directors may sell or otherwise dispose of securities of the Corporation, except as herein otherwise required, to any person and upon such terms and conditions, as the board of directors may deem advisable.

4. The Board of Directors of the Corporation shall have the entire management and control of the property, business and affairs of the Corporation and in furtherance thereof, is expressly authorized from time to time:

a. To authorize the issue and sale from time to time of shares of stock of the Corporation (now or hereafter authorized) for such consideration, not less than the asset value per share of such stock outstanding at the time as of which the last preceding computation of asset value shall have been made, and upon such other terms and conditions as may be fixed from time to time by the board of directors but in no event at less than par value. All shares so issued for which the full consideration so fixed shall have been paid shall be deemed to be fully paid and not liable for any further call or assessment thereon.

b. To authorize the purchase, either directly or through an agent, of shares of stock of the Corporation, upon tender thereof by the holder, upon such terms as the board of directors shall deem expedient, not in excess of the asset value of such shares as of a time reasonably proximate to such purchase, and to pay for such shares in cash, securities or other assets owned by the Corporation, but only to the extent of assets legally available for such purpose.

c. To determine, in accordance with sound accounting practice, what constitutes annual or other net profits, and net assets; to fix and vary from time to time the amount to be reserved as working capital; to set apart out of any surplus of the Corporation such reserves in such amount and for such purposes as it shall determine and to abolish any such reserve or any part thereof.

d. To distribute dividends in such amounts and in such manner and to the stockholders of record on such dates as the board of directors may from time to time determine, but only out of net profits and surplus, including surplus arising from net realized gains from the sale or other disposition of assets, or out of any other funds legally available for the purpose; it being intended to give to the board of directors the power to distribute as ordinary dividends and as capital gains distributions, amounts sufficient to enable the Corporation to avoid or minimize liability for federal income tax.

e. To authorize the execution of a contract or contracts (which may be exclusive) whereby, subject to the supervision and control of the board of directors the other person to such contract or contracts shall

(i) render managerial, investment advisory, statistical, research and clerical and bookkeeping services, or related services to the Corporation, upon such terms and conditions as may be provided therein;

(ii) render such other services as may be determined by the board of directors of the Corporation and agreed upon in said contract or contracts;

(iii) provide for the sale and repurchase of shares of stock of the Corporation under such terms as may be provided in said contract or contracts;

(iv) act as custodian of all or a part of the funds and securities owned by the Corporation upon such terms as shall be fixed by the board of directors;

(v) act as transfer agent and registrar of the shares of stock of the Corporation.

f. To eliminate from the authorized number of shares of the corporation or to restore to the status of authorized but unissued shares any shares of stock of the Corporation theretofore redeemed, purchased or otherwise ~~reaquired~~  reacquired.

5. For the purposes hereof, the asset value of shares of stock of any class shall mean the proportionate interest in the net assets of the Corporation belonging to such class determined by or pursuant to the direction of the Board of Directors, in accordance with such methods as shall be set forth in the ~~By-Laws~~ by-laws and such regulations as the Board of Directors may from time to time adopt in order to enable the Corporation to comply with any provision of applicable law, state or federal.

EXHIBIT B

PROPOSED AMENDMENTS TO THE BY-LAWS

Text to be deleted is marked with a strikethrough (e.g., “ ~~deleted text~~”).

Text to be added is marked with an underscore (e.g., “new text”).

Text of Section 4 of Article III of the By-Laws as proposed to be amended:

      Section 4. Increase or Decrease in Size of Board. The number of directors ~~may be increased to twenty-four members or decreased to nine members~~ that shall constitute the entire Board of Directors may be established by the vote of a majority of the entire Board of Directors from time to time but shall not be more than twenty-four or less than five. When the number of directors is increased by the Board of Directors and newly created directorships are filled by the Board of Directors, there shall be no classification of the additional directors until the next annual meeting of stockholders. No decrease in the number of directors shall shorten the term of any incumbent director.

EXHIBIT C

RESOLUTIONS FOR ANNUAL MEETING

Approval of Amendments to the Fund’s Certificate of Incorporation and By-laws

Certificate of Incorporation

      RESOLVED, that the certificate of incorporation of the Fund be amended by:

1. amending Articles FIFTH and SIXTH to read in their entirety as follows:

FIFTH: The Secretary of State is designated as the agent of the Corporation upon whom process against it may be served. The post office address to which the Secretary of State shall mail a copy of any process in any action or proceeding against the corporation which may be served on him is c/o CT Corporation System, 111 Eighth Avenue, New York, NY 10011.

SIXTH: The name and address of the registered agent of the Corporation is CT CORPORATION SYSTEM located at 111 Eighth Avenue, New York, NY 10011. Said registered agent is to be the agent of the Corporation upon whom process against it may be served.

2. amending paragraph 1 of Article SEVENTH to read in its entirety as follows:

1. The number of directors of the Corporation shall be as fixed from time to time by or in accordance with the by-laws, but in no event shall the number be less than five nor more than twenty-four. The directors shall be divided into three classes. All classes shall be as nearly equal in number as possible. The terms of office of the directors shall be as follows: that of the first class shall expire at the next annual meeting of shareholders, the second class at the second succeeding annual meeting and the third class at the third succeeding annual meeting. At each annual meeting after such initial classification directors to replace those whose terms expire at such annual meeting shall be elected to hold office until the third succeeding annual meeting. Directors must be stockholders of the Corporation.

3. changing all references to the terms “By-Laws” and “By-laws” to “by-laws” and changing all references to the term “Board of Directors” to “board of directors;”

4. changing the word “reaquired” in paragraph 4(f) of Article SEVENTH to “reacquired.”

By-laws

      RESOLVED, that Section 4 of Article III of the Fund’s by-laws be and hereby is amended to read in its entirety as follows:

Section 4. Increase or Decrease in Size of Board. The number of directors that shall constitute the entire Board of Directors may be established by the vote of a majority of the entire Board of Directors from time to time but shall not be more than twenty-four or less than five. When the number of directors is increased by the Board of Directors and newly created directorships are filled by the Board of Directors, there shall be no classification of the additional directors until the next annual meeting of stockholders. No decrease in the number of directors shall shorten the term of any incumbent director.

M.S.B. FUND, INC. 3435 STELZER RD. COLUMBUS, OH 43219	M.S.B. FUND, INC. PROXY FOR ANNUAL MEETING OF STOCKHOLDERS APRIL 20, 2000

The undersigned hereby appoints John J. McCabe and Mark F. Trautman as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated herein, all the shares of capital stock of M.S.B. Fund, Inc. held of record by the undersigned on February 22, 2000, at the Annual Meeting of Stockholders to be held on April 20, 2000 or any adjournment thereof.

This proxy is solicited on behalf of the Board of Directors. The directors recommend voting “FOR” all nominees and proposals. This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted “FOR” all nominees in proposal 2 and “FOR” proposals 1 and 3. Please mark, sign, date and return the proxy card promptly using the enclosed envelope. Example [ X ]

NOTE: Please sign exactly as your name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	MSBFUN	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

M.S.B. FUND, INC.

1.	The approval of the proposed amendments to the certificate of incorporation and by-laws.				For [ ]	Against [ ]	Abstain [ ]

2.	Proposal to elect Directors. The nominees for Directors are: 01) Timothy A. Dempsey 02) David F. Holland	For All [ ]	Withhold All [ ]	For all Except [ ]	To withhold authority to vote for any individual nominee write the nominee’s number on the line below.

3.	The ratification of the selection of Arthur Andersen LLP as independent auditors.				For [ ]	Against [ ]	Abstain [ ]

4.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.				Grant Authority [ ]	Withhold Authority [ ]

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date